DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
1431 Harbor Bay Parkway Alameda, CA 94502-7070 (510) 337-6700 Fax:(510) 337-6702 Industry Information: www.fda.gov/oc/industry	04/06/2015 - 05/08/2015* FEI NUMBER 3004182921

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Jeffrey D. Nornhold, Senior Vice President Technical Operations

FIRM NAME	STREET ADDRESS
Impax Laboratories, Inc.	31153 San Antonio Street
CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Hayward, CA 94544	Drug Manufacturer

This document lists observations made by the FDA representative(s) during the inspection of your facility. They are inspectional observations, and do not represent a final Agency determination regarding your compliance. If you have an objection regarding an observation, or have implemented, or plan to implement, corrective action in response to an observation, you may discuss the objection or action with the FDA representative(s) during the inspection or submit this information to FDA at the address above. If you have any questions, please contact FDA at the phone number and address above.

DURING AN INSPECTION OF YOUR FIRM WE OBSERVED:

QUALITY SYSTEM

OBSERVATION 1

The responsibilities and procedures applicable to the quality control unit are not fully followed.

Specifically,

A. Your Quality Unit failed to ensure that deviations related to aberrant peaks in Cleaning Validation, Cleaning Verification, and product samples are fully investigated and corrective/preventive actions are implemented in a timely manner. Please refer to observations #2 and #3 for specific examples. (RR)

B. Your Quality Unit failed to identify trends in aberrant peak investigations related to Cleaning Verification samples. Twenty-nine (29) out of forty-three (43) aberrant peak OOLs (Out-of-Limits) reported for CV samples were related to [redacted] However, most of the LIRs (Laboratory Investigation Reports) attributed the aberrant peaks to lab artifacts. (RR)

C. Your Quality Unit failed to ensure timely implementation of a Corrective Action Plan (CAP-037) that was intended to: (1) identify possible laboratory sources of sample contamination causing aberrant peaks in chromatographic analyses; (2) prioritize and develop solutions to minimize laboratory sample contamination for each possible source identified; (3) systematically implement solutions to minimize laboratory sample contamination causing aberrant peaks; and (4) develop/improve tools for trending aberrant peak investigations. CAP-037 was approved on 6/13/13, and the timeline for completion of the activities described in the CAP was 9/1/13. The only activities completed to date include replacement of older glassware, reduction of solution hold time, and new and dedicated glassware for certain products. (RR)

D. Your Quality Unit failed to ensure that Cleaning Validation and Cleaning Verification documentation is completed in a timely manner. The following CV documentation has not been completed or reviewed and approved by the Quality Unit: (RR)

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	DATE ISSUED
	Anh Lac, Investigator Rebecca Rodriguez, Investigator Uduak M. Inokon, Investigator Ashar P. Parikh, Investigator Stephanie A. Slater, Investigator Lucila B. Nwatu, Investigator	05/08/2015

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
1431 Harbor Bay Parkway Alameda, CA 94502-7070 (510) 337-6700 Fax:(510) 337-6702 Industry Information: www.fda.gov/oc/industry	04/06/2015 - 05/08/2015* FEI NUMBER 3004182921

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Jeffrey D. Nornhold, Senior Vice President Technical Operations

FIRM NAME	STREET ADDRESS
Impax Laboratories, Inc.	31153 San Antonio Street
CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Hayward, CA 94544	Drug Manufacturer

i) Cleaning Validation Summary Report Oxymorphone HCL ER Tablets 5, 7, 10, 15, 20, 40 mg; PR 486211, open since 3/24/2014; Report In Review
ii) Cleaning Validation for Colestipol HCI Tablets 1g, PR 502777, open since 4/10/2014; Report in Review
iii) Cleaning Verification of [redacted] from Commercial Manufacturing Equipment, PR 531834; open since 5/21/2014; Final Report is being Drafted
iv) Cleaning Verification of [redacted] from Commercial Manufacturing Equipment; PR 533699, open since 5/22/2014; Review and Final Report to be Drafted
v) Cleaning Verification for new [redacted] external Discharge Valve on the [redacted] PR 533766, open since 5/22/2014; Final Report is in Final Review and Approval
vi) Cleaning Verification Study for [redacted] PR 602412, open since 9/17/14

OBSERVATION 2

There is a failure to thoroughly review any unexplained discrepancy and the failure of a batch or any of its components to meet any of its specifications whether or not the batch has been already distributed.

Specifically,

A. Unexpected peaks are not always investigated. SOP 2LAB-051.02, Laboratory Investigation of Unexpected Peaks, provides threshold levels below which unexpected peaks do not need to be investigated. These thresholds are based on ICH Q3 Guidance for Impurities in New Drug Substances and New Drug Products. However, extraneous contaminants that should not occur in new drug products and are more appropriately addressed as good manufacturing practice (GMP) issues are excluded from the ICH Q3 Guidance documents. (RR)

B. LIRs 506596, 528778, 569629, 570310, 571951, and 658464 concluded that aberrant peaks reported in Fludrocortisone Content Uniformity or Blend Uniformity samples were laboratory artifacts because the peaks were not detected in all the samples tested. This conclusion failed to consider that cross-contamination from equipment (previous products or detergent residue) may not be uniformly distributed in the affected lots and may not show up in all tablets tested. (RR)

C. The investigations of aberrant peaks or residues exceeding limits in Cleaning Validation or Cleaning Verification samples did not fully address possible root causes in order to implement appropriate preventive and corrective actions. For instance: (RR)

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	DATE ISSUED
	Anh Lac, Investigator Rebecca Rodriguez, Investigator Uduak M. Inokon, Investigator Ashar P. Parikh, Investigator Stephanie A. Slater, Investigator SAS Lucila B. Nwatu, Investigator	05/08/2015

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
1431 Harbor Bay Parkway Alameda, CA 94502-7070 (510) 337-6700 Fax:(510) 337-6702 Industry Information: www.fda.gov/oc/industry	04/06/2015 - 05/08/2015* FEI NUMBER 3004182921

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED
TO: Jeffrey D. Nornhold, Senior Vice President Technical Operations

FIRM NAME	STREET ADDRESS
Impax Laboratories, Inc.	31153 San Antonio Street
CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Hayward, CA 94544	Drug Manufacturer

i) A visual inspection failure and aberrant peaks were reported for the Cleaning Validation of the [redacted] (IP #60067) after manufacture of Oxybutirin ER Tablets on March and April of 2014. The visual inspection failure was reported for the [redacted] Feed Frame; the equipment was re-cleaned, but the reason for the failure was not investigated. The validation was repeated with three additional lots. An aberrant peak was reported at RT 5.8 minutes for the [redacted] Tablet Chute. The laboratory investigation (LIR 504354) indicated that this aberrant peak would be further investigated under deviation PR 505437, but this manufacturing investigation indicated that "LIR 504354 concluded that the aberrant peak was present on the swab." However, PR 505437 concluded that the root cause for the aberrant peak is undetermined and potential causes include sample handling during swabbing and swab extraction."

ii) LIR 653670 was opened on 12/22/14 to investigate multiple aberrant peaks on DPT (Divalproex Sodium) CV samples from the Feed Frame (Intermediate Plate) location of [redacted] Tablet Press (IP 60066). The investigation concluded that most of the peaks were laboratory artifacts, but did not include the identification of possible root causes to prevent re-occurrence. In addition, a peak reported at RT 5.5, for which a laboratory root cause was not identified, was not investigated.

iii) PR 616642 opened on 10/20/2014 reported aberrant peaks at 14.3 minutes on [redacted] location at 13% during [redacted] Tablet Cleaning Verification. The source of the aberrant peak was undetermined. The equipment was re-cleaned and re-swabbed.

iv) LIR 653581 was opened on 12/22/14 due to an aberrant peak detected in DVP (Divalproex) Cleaning Verification detergent samples at RT 2.5 minutes, 122% from the Feed Frame body location of the [redacted] IP 40166-1. No lab cause for the aberrant peak was identified. PR 667317 dated 12/22/14, is the manufacturing investigation for the aberrant peak detected at RT 2.5 minutes. Equipment was re-cleaned and re-swabbed twice. The aberrant peak at 2.5 RT was still detected after cleaning the equipment twice. No potential sources for the aberrant peak at 2.5 minutes were identified, although the 2.5 minute peak was present in multiple samples in the original sample set tested on 19 Dec 14 (mobile phase, diluent, blanks, and standards).

D. Unplanned Corrective Work Orders issued for equipment malfunctions were not thoroughly investigated. (AL)

For example,

i) The Corrective Maintenance Work Order #4036374 for IP 40158, [redacted], was requested on 10/23/2014 due to "Photocell error alarm on the display of the unit". Your firm determined the root cause to be an electronic failure inside the Rotary Solenoid and that it did not require an investigation. The Rotary Solenoid was identified as a critical equipment part which regulates the gate to accept or reject tablets after going through the metal detector.

The production batch record for Oxybutynin ER, Lot # [redacted], identified four entries describing the

	EMPLOYEE(S) SIGNATURE	DATE ISSUED
SEE REVERSE OF THIS PAGE	Anh Lac, Investigator Rebecca Rodriguez, Investigator Uduak M. Inokon, Investigator Ashar P. Parikh, Investigator Stephanie A. Slater, Investigator SAS Lucila B. Nwatu, Investigator	05/08/2015

following equipment malfunctions within ~20 hours timeframe, but no thorough investigation into the potential effect on product quality was performed.

- Process stopped at 2005 due to metal detector photocell error, restarted at 2055.
- Process stopped at 2146 due to a photocell error from the metal detector, restarted at 2245.
- Process stopped at 0115 due to photocell error, restarted at 0630 after maintenance replaced solenoid reject valve on metal detector.
- Process stopped at 0640 due to metal detector photocell error, restarted at 1500.

The batch record stated that the "metal detector was functioning properly before photocell error occur, therefore, the production the frrst part of the lot doesn't need to retest". This lot was approved and released on 03/19/2015.

ii) The Corrective Maintenance Work Order #4040409 for IP5178, [redacted] Blender, was requested on 01/30/2015 due to blender leakage during the manufacturing of Orphenadrine Citrate ER Tablets Lot #[redacted]. Your firm determined the root cause to be "possibly from worn seal" and that it did not require an investigation. This lot was not reviewed and assessed to ensure that there have been no product impact.

FACILITIES AND EQUIPMENT SYSTEM

OBSERVATION 3

Written procedures are not established and followed for the cleaning and maintenance of equipment, including utensils, used in the manufacture, processing, packing or holding of a drug product.

Specifically,

A. Your firm failed to implement changes in cleaning and/or equipment maintenance procedures to address the trend of aberrant peak investigations related to Cleaning Verification samples. Twenty-nine (29) out of forty-three (43) aberrant peak OOLs (Out-of-Limits) reported for CV samples were related to [redacted] (RR)

B. Although several investigations identified cleanability of surfaces or cleaning procedures as possible root causes for residues remaining in equipment, no changes have been implemented to address these issues. In each case, the equipment was re-cleaned and re-swabbed, in some cases multiple times, but the cleaning processes or the

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
1431 Harbor Bay Parkway Alameda, CA 94502-7070 (510) 337-6700 Fax:(510) 337-6702 Industry Information: www.fda.gov/oc/industry	04/06/2015 - 05/08/2015* FEI NUMBER 3004182921

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Jeffrey D. Nornhold, Senior Vice President Technical Operations

FIRM NAME	STREET ADDRESS
Impax Laboratories, Inc.	31153 San Antonio Street
CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Hayward, CA 94544	Drug Manufacturer

equipment were not properly evaluated to determine the need for changes. For instance: (RR)

i) Deviation PR 666592 was opened on 1/23/15 to address OOS DVP residue on the Feed Frame (Base Plate) location on [redacted] (IP #60066). The investigation report indicates that "The [redacted] finish of the [redacted] base plate could have made the cleaning uneven in the subject area, thus requiring multiple cleanings to remove the DVP residue to below the acceptance criteria. As a result, Technical Services department suggests an evaluation of all [redacted] equipment surfaces and potential need to resurfacing and recoating as part of preventative maintenance." The only corrective action implemented was re-cleaning and re-swabbing the affected equipment part. Two additional re-cleans were required to bring the residue level on the Feed Frame Base Plate location below the residue limit.

ii) As follow-up to Deviation PR 666592 (OOS Divalproex residue on the Feed Frame Base Plate Location on [redacted] IP #60066), CAPA 684463 was opened on 3/10/15 to "consider evaluation of resurfacing and refinish of anodized [redacted]" of the Feeder Assembly Unit and on the [redacted] and [redacted] However, the team conducting the evaluation concluded that "the existing PM (Preventive Maintenance) tasks adequately cover the recommended PM suggested in this PR" and that "No further action is required".

iii) LIR 624099 opened on 11/2/14 reported aberrant peaks in Cleaning Verification (CV) samples from the Cavity location of [redacted] ID# IP5872. The aberrant peak result is 398.53% at RT 0.93 and 91.85% at RT 1.8 minutes. The laboratory investigation determined that the source of the aberrant peak was not laboratory related, but did not identify the source. The manufacturing investigation documented under PR 626045 indicates that the detection head cavity cannot be disassembled, and due to the sensitive parts, the cleaning is conducted using wipes, and that, as a result, the major cleaning could be a cause of the aberrant peak because mechanical removal with an approved wipe is not a consistent process. The investigation concluded that the aberrant peaks were traces of detergent components. The corrective action consisted only of re-cleaning and re-swabbing the metal detector cavity.

iv) PR 657491 was opened on 2/25/15 to investigate aberrant peaks found on Stock Pot (Discharge Valve location) during DTG (detergent) Cleaning Verification. The investigation report indicates that "The major clean checklist (Attachment 5_Major clean instructions_PR657491) step 17-18 shows that the diluted [redacted] preparation scrubbing is not timed or documented in the cleaning logbook. However, application and scrubbing of the [redacted] is unlikely to have led to the aberrant peak. The removal of the detergent is a critical step and could lead to aberrant peaks from detergent degradation." The investigation concluded that "Potential sources for the aberrant peak found on the discharge valve (EQ6315) could have been from traces amount of degraded [redacted] component residue remaining on the surface or a residue on the swab."

C. Your cleaning procedures lack detailed instructions for the cleaning of non-dedicated equipment including but are not limited to the [redacted] Tablet Press. The cleaning process for the [redacted] Tablet Press is a manual operation. According to your production personnel, the Feed Frame is disassembled and wiped cleaned in

	EMPLOYEE(S) SIGNATURE	DATE ISSUED
SEE REVERSE OF THIS PAGE	Anh Lac, Investigator Rebecca Rodriguez, Investigator Uduak M. Inokon, Investigator Ashar P. Parikh, Investigator Stephanie A. Slater, Investigator SAS Lucila B. Nwatu, Investigator	05/08/2015

DISTRICT ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
1431 Harbor Bay Parkway Alameda, CA 94502-7070 (510) 337-6700 Fax:(510) 337-6702 Industry Information: www.fda.gov/oc/industry	04/06/2015 - 05/08/2015* FEI NUMBER 3004182921

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT ISSUED

TO: Jeffrey D. Nornhold, Senior Vice President Technical Operations

FIRM NAME	STREET ADDRESS
Impax Laboratories, Inc.	31153 San Antonio Street
CITY, STATE, ZIP CODE, COUNTRY	TYPE ESTABLISHMENT INSPECTED
Hayward, CA 94544	Drug Manufacturer

the production room using 70% IPA and purified water. The SOP 2MFG-174.08, entitled [redacted] Tablet Press, dated Effective Date of 02/06/2015, does not include specific cleaning instructions for the identified hard to clean areas which are the Hopper Wall, Feed Frame, Die Table Discharge Chute and Feeder Paddle. The SOP lacks details to show reproducibility to assure effective cleaning. (AL)

D. The unplanned corrective maintenance work orders for failure of manufacturing equipment did not include detailed information as required per SOP 2PMP-015.05, entitled Corrective Work Orders, dated Effective Date of 03/28/2014 which states to "define the nature of the problem, what phase of the process (i.e., manufacturing, cleaning, start-up, etc.) that the issue was noticed, what area of the machine the issue occurred". (AL)

For example,

- Work Order (WO) #4036374 for IP 40158, [redacted] Unit with [redacted] was issued on 10/23/2014 for photocell error alarm on display of the unit.
- WO#4042737 for IP5261, [redacted] Tablet Press, was issued on 03/23/2015 for upper tight punch sensor not working properly due to wires on cable disconnected possibly from pulling on cable during assembly and disassembly of tight punch.
- WO #4042291 for IP5025, [redacted] was issued on 03/14/2015 for blender will not hold position when stopped and door sensor not working due to alignment issue.

The Work Orders did not include what phase of the process that the issue was noticed and what product (product name and lot #) was processed during the equipment failure.

*** DATES OF INSPECTION:**
04/06/2015(Mon), 04/07/2015(Tue), 04/08/2015(Wed), 04/09/2015(Thu), 04/10/2015(Fri), 04/13/2015(Mon), 04/14/2015(Tue), 04/15/2015(Wed), 04/16/2015(Thu), 04/17/2015(Fri), 04/20/2015(Mon), 04/21/2015(Tue), 04/22/2015(Wed), 04/23/2015(Thu), 04/24/2015(Fri), 04/29/2015(Wed), 05/07/2015(Thu), 05/08/2015(Fri)

	EMPLOYEE(S) SIGNATURE	DATE ISSUED
SEE REVERSE OF THIS PAGE	Anh Lac, Investigator Rebecca Rodriguez, Investigator Uduak M. Inokon, Investigator Ashar P. Parikh, Investigator Stephanie A. Slater, Investigator Lucila B. Nwatu, Investigator	05/08/2015